Income taxes - Components of deferred income tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred income tax assets:
Net operating loss carry-forward	$ 589	$ 681
Less: Valuation allowance	(589)	(681)
Total deferred income tax assets		0
Deferred tax liabilities
Intangible assets	199	223
Property, plant and equipment	3,230	4,780
Interest income	12	12
Total deferred tax liabilities	$ 3,441	$ 5,015